CNA Financial Corporation
Supplemental Financial Information

September 30, 2017

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2017	2016	Change	2017	2016	Change
Revenues:
Net earned premiums	$1,806	$1,767	2%	$5,185	$5,196	—%
Net investment income	509	524	(3)	1,529	1,461	5
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(5)	(18)		(9)	(56)
Other net realized investment gains (losses)	(19)	64		71	82
Net realized investment gains (losses)	(24)	46		62	26
Other revenues	107	96		318	293
Total revenues	2,398	2,433	(1)	7,094	6,976	2
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,480	1,202		4,053	3,949
Amortization of deferred acquisition costs	309	314		926	926
Other operating expenses	381	403		1,091	1,162
Interest	41	39		124	119
Total claims, benefits and expenses	2,211	1,958	(13)	6,194	6,156	(1)
Income (loss) before income tax	187	475		900	820
Income tax (expense) benefit	(43)	(132)		(224)	(202)
Net income (loss)	$144	$343	(58)%	$676	$618	9%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2017	2016	2017	2016
Components of Income (Loss)
Net operating income (loss)	$159	$311	$633	$603
Net realized investment gains (losses)	(15)	32	43	15
Net income (loss)	$144	$343	$676	$618

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.58	$1.15	$2.33	$2.22
Net realized investment gains (losses)	(0.05)	0.11	0.15	0.06
Diluted earnings (loss) per share	$0.53	$1.26	$2.48	$2.28

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.2	270.5	271.1	270.4
Diluted	272.1	271.2	272.0	271.0

Return on Equity
Net income (loss) (1)	4.7%	11.4%	7.5%	6.9%
Net operating income (loss) (2)	5.3	10.5	7.0	6.7
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	September 30, 2017	December 31, 2016
Total investments	$46,747	$45,420
Reinsurance receivables, net of allowance for uncollectible receivables	4,332	4,416
Total assets	56,582	55,233
Insurance reserves	37,309	36,431
Debt	2,857	2,710
Total liabilities	44,413	43,264
Accumulated other comprehensive income (loss) (1)	107	(173)
Total stockholders' equity	12,169	11,969

Book value per common share	$44.88	$44.25
Book value per common share excluding AOCI	$44.48	$44.89

Outstanding shares of common stock (in millions of shares)	271.2	270.5

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,805	$10,748

Three months ended September 30	2017	2016
Net cash flows provided (used) by operating activities	$379	$507
Net cash flows provided (used) by investing activities	(329)	(437)
Net cash flows provided (used) by financing activities	4	(67)
Net cash flows provided (used) by operating, investing and financing activities	$54	$3

Nine months ended September 30	2017	2016
Net cash flows provided (used) by operating activities	$894	$1,120
Net cash flows provided (used) by investing activities	(218)	(604)
Net cash flows provided (used) by financing activities	(673)	(605)
Net cash flows provided (used) by operating, investing and financing activities	$3	$(89)
(1) As of September 30, 2017 and December 31, 2016 the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,321 million and $1,014 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of September 30, 2017 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$2,712	$2,722	—%		$8,242	$8,125	1%
Net written premiums	1,599	1,624	(2)		4,933	4,917	—

Net earned premiums	1,670	1,633	2		4,782	4,796	—
Net investment income	308	328			927	883
Other revenues	107	100			316	291
Total operating revenues	2,085	2,061	1		6,025	5,970	1
Insurance claims and policyholders' benefits	1,173	900			3,069	2,864
Amortization of deferred acquisition costs	309	314			926	926
Other insurance related expenses	249	261			702	745
Other expenses	87	88			268	274
Total claims, benefits and expenses	1,818	1,563	(16)		4,965	4,809	(3)
Operating income (loss) before income tax	267	498			1,060	1,161
Income tax (expense) benefit on operating income (loss)	(100)	(169)			(364)	(396)
Net operating income (loss)	$167	$329	(49)%		$696	$765	(9)%

Other Performance Metrics
Underwriting gain (loss)	$(61)	$158	(139)%		$85	$261	(67)%

Loss & LAE ratio	69.9%	54.7%	(15.2)	pts	63.9%	59.4%	(4.5)	pts
Acquisition expense ratio	19.5	19.5	—		19.4	19.4	—
Underwriting expense ratio	14.0	15.7	1.7		14.6	15.5	0.9
Expense ratio	33.5	35.2	1.7		34.0	34.9	0.9
Dividend ratio	0.3	0.5	0.2		0.3	0.3	—
Combined ratio	103.7%	90.4%	(13.3)		98.2%	94.6%	(3.6)
Combined ratio excluding catastrophes and development	94.6%	97.5%	2.9	pts	95.4%	97.8%	2.4	pts

Net accident year catastrophe losses incurred	$269	$16			$342	$137
Effect on loss & LAE ratio	16.5%	1.0%	(15.5)	pts	7.3%	2.8%	(4.5)	pts

Net prior year development and other: (favorable) / unfavorable	$(129)	$(134)			$(215)	$(297)
Effect on loss & LAE ratio	(7.4)%	(8.1)%	(0.7)	pts	(4.5)%	(6.0)%	(1.5)	pts

Rate	—%	(1)%	1	pts	—%	(1)%	1	pts
Renewal premium change	2	3	(1)		1	2	(1)
Retention	85	84	1		86	85	1
New business	$270	$268	1%		$823	$799	3%

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$1,764	$1,791	(2)%		$5,188	$5,120	1%
Net written premiums	705	733	(4)		2,100	2,108	—

Net earned premiums	703	704	—		2,056	2,088	(2)
Net investment income	134	140			407	380
Other revenues	99	93			291	269
Total operating revenues	936	937	—		2,754	2,737	1
Insurance claims and policyholders' benefits	358	334			1,144	1,103
Amortization of deferred acquisition costs	153	151			445	443
Other insurance related expenses	68	77			209	225
Other expenses	85	78			248	232
Total claims, benefits and expenses	664	640	(4)		2,046	2,003	(2)
Operating income (loss) before income tax	272	297			708	734
Income tax (expense) benefit on operating income (loss)	(92)	(102)			(238)	(248)
Net operating income (loss)	$180	$195	(8)%		$470	$486	(3)%

Other Performance Metrics
Underwriting gain (loss)	$124	$142	(13)%		$258	$317	(19)%

Loss & LAE ratio	50.8%	46.8%	(4.0)	pts	55.5%	52.6%	(2.9)	pts
Acquisition expense ratio	20.0	20.0	—		20.0	20.0	—
Underwriting expense ratio	11.3	12.5	1.2		11.8	12.0	0.2
Expense ratio	31.3	32.5	1.2		31.8	32.0	0.2
Dividend ratio	0.2	0.6	0.4		0.1	0.3	0.2
Combined ratio	82.3%	79.9%	(2.4)		87.4%	84.9%	(2.5)
Combined ratio excluding catastrophes and development	92.7%	95.6%	2.9	pts	93.4%	94.8%	1.4	pts

Net accident year catastrophe losses incurred	$38	$1			$47	$14
Effect on loss & LAE ratio	5.4%	0.2%	(5.2)	pts	2.3%	0.7%	(1.6)	pts

Net prior year development and other: (favorable) / unfavorable	$(112)	$(112)			$(176)	$(229)
Effect on loss & LAE ratio	(15.8)%	(15.9)%	(0.1)	pts	(8.3)%	(10.6)%	(2.3)	pts

Rate	(1)%	—%	(1)	pts	—%	1%	(1)	pts
Renewal premium change	—	2	(2)		2	2	—
Retention	89	88	1		89	88	1
New business	$64	$66	(3)%		$187	$192	(3)%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$722	$718	1%		$2,321	$2,301	1%
Net written premiums	687	684	—		2,169	2,172	—

Net earned premiums	741	719	3		2,097	2,103	—
Net investment income	161	175			482	465
Other revenues	7	7			25	21
Total operating revenues	909	901	1		2,604	2,589	1
Insurance claims and policyholders' benefits	615	449			1,481	1,366
Amortization of deferred acquisition costs	120	118			354	351
Other insurance related expenses	133	151			387	422
Other expenses	6	9			31	25
Total claims, benefits and expenses	874	727	(20)		2,253	2,164	(4)
Operating income (loss) before income tax	35	174			351	425
Income tax (expense) benefit on operating income (loss)	(10)	(60)			(117)	(145)
Net operating income (loss)	$25	$114	(78)%		$234	$280	(16)%

Other Performance Metrics
Underwriting gain (loss)	$(127)	$1	N/M	%	$(125)	$(36)	N/M	%

Loss & LAE ratio	82.4%	62.2%	(20.2)	pts	70.1%	64.6%	(5.5)	pts
Acquisition expense ratio	17.9	18.2	0.3		18.0	18.0	—
Underwriting expense ratio	16.4	18.9	2.5		17.3	18.7	1.4
Expense ratio	34.3	37.1	2.8		35.3	36.7	1.4
Dividend ratio	0.5	0.5	—		0.5	0.4	(0.1)
Combined ratio	117.2%	99.8%	(17.4)		105.9%	101.7%	(4.2)
Combined ratio excluding catastrophes and development	94.7%	98.7%	4.0	pts	96.3%	98.5%	2.2	pts

Net accident year catastrophe losses incurred	$173	$12			$235	$95
Effect on loss & LAE ratio	23.9%	1.6%	(22.3)	pts	11.1%	4.6%	(6.5)	pts

Net prior year development and other: (favorable) / unfavorable	$(13)	$(5)			$(24)	$(32)
Effect on loss & LAE ratio	(1.4)%	(0.5)%	0.9	pts	(1.5)%	(1.4)%	0.1	pts

Rate	—%	(3)%	3	pts	—%	(2)%	2	pts
Renewal premium change	2	5	(3)		1	4	(3)
Retention	85	84	1		86	84	2
New business	$137	$135	1%		$429	$418	3%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$226	$213	6%		$733	$704	4%
Net written premiums	207	207	—		664	637	4

Net earned premiums	226	210	8		629	605	4
Net investment income	13	13			38	38
Other revenues	1	—			—	1
Total operating revenues	240	223	8		667	644	4
Insurance claims and policyholders' benefits	200	117			444	395
Amortization of deferred acquisition costs	36	45			127	132
Other insurance related expenses	48	33			106	98
Other expenses	(4)	1			(11)	17
Total claims, benefits and expenses	280	196	(43)		666	642	(4)
Operating income (loss) before income tax	(40)	27			1	2
Income tax (expense) benefit on operating income (loss)	2	(7)			(9)	(3)
Net operating income (loss)	$(38)	$20	N/M	%	$(8)	$(1)	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$(58)	$15	N/M	%	$(48)	$(20)	(140)%

Loss & LAE ratio	88.4%	55.4%	(33.0)	pts	70.6%	65.2%	(5.4)	pts
Acquisition expense ratio	23.0	22.5	(0.5)		22.4	21.8	(0.6)
Underwriting expense ratio	14.5	15.3	0.8		14.8	16.4	1.6
Expense ratio	37.5	37.8	0.3		37.2	38.2	1.0
Dividend ratio	—	—	—		—	—	—
Combined ratio	125.9%	93.2%	(32.7)		107.8%	103.4%	(4.4)
Combined ratio excluding catastrophes and development	99.9%	99.7%	(0.2)	pts	99.2%	104.7%	5.5	pts

Net accident year catastrophe losses incurred	$58	$3			$60	$28
Effect on loss & LAE ratio	27.5%	1.5%	(26.0)	pts	10.3%	4.7%	(5.6)	pts

Net prior year development and other: (favorable) / unfavorable	$(4)	$(17)			$(15)	$(36)
Effect on loss & LAE ratio	(1.5)%	(8.0)%	(6.5)	pts	(1.7)%	(6.0)%	(4.3)	pts

Rate	1%	(1)%	2	pts	—%	(1)%	1	pts
Renewal premium change	4	(1)	5		1	(1)	2
Retention	73	74	(1)		78	78	—
New business	$69	$67	3%		$207	$189	10%

Life & Group Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2017	2016	Change	2017	2016	Change
Net earned premiums	$136	$134	1%	$404	$401	1%
Net investment income	195	192		587	567
Other revenues	—	(4)		1	(1)
Total operating revenues	331	322	3	992	967	3
Insurance claims and policyholders' benefits	322	313		980	976
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	32	37		96	101
Other expenses	2	2		5	7
Total claims, benefits and expenses	356	352	(1)	1,081	1,084	—
Operating income (loss) before income tax	(25)	(30)		(89)	(117)
Income tax (expense) benefit on operating income (loss)	35	36		108	117
Net operating income (loss)	$10	$6	67%	$19	$—	N/M	%

Corporate & Other Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2017	2016	Change	2017	2016	Change
Net earned premiums	$—	$—		$(1)	$(1)
Net investment income	6	4		15	11
Other revenues	—	—		1	3
Total operating revenues	6	4	50%	15	13	15%
Insurance claims and policyholders' benefits	(15)	(11)		4	109
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	—	(3)		(2)	(4)
Other expenses	52	57		146	158
Total claims, benefits and expenses	37	43	14	148	263	44
Operating income (loss) before income tax	(31)	(39)		(133)	(250)
Income tax (expense) benefit on operating income (loss)	13	15		51	88
Net operating income (loss)	$(18)	$(24)	25%	$(82)	$(162)	49%

Investment Summary - Consolidated

	September 30, 2017		June 30, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$19,588	$1,619	$19,406	$1,560	$18,970	$1,247
States, municipalities and political subdivisions:
Tax-exempt	11,075	1,101	10,972	996	10,430	834
Taxable	2,881	393	2,854	369	2,810	346
Total states, municipalities and political subdivisions	13,956	1,494	13,826	1,365	13,240	1,180
Asset-backed:
RMBS	5,005	99	4,921	86	5,073	69
CMBS	1,900	42	1,952	45	2,040	24
Other ABS	1,061	14	1,061	11	1,025	3
Total asset-backed	7,966	155	7,934	142	8,138	96
U.S. Treasury and obligations of government-sponsored enterprises	115	—	115	2	93	10
Foreign government	445	6	449	11	445	10
Redeemable preferred stock	20	2	19	1	19	1
Total fixed maturity securities	42,090	3,276	41,749	3,081	40,905	2,544
Equities	129	11	118	10	110	4
Limited partnership investments	2,311	—	2,380	—	2,371	—
Other invested assets	42	—	42	—	36	—
Mortgage loans	722	—	646	—	591	—
Short term investments	1,453	1	1,333	—	1,407	1
Total investments	$46,747	$3,288	$46,268	$3,091	$45,420	$2,549

Net receivable/(payable) on investment activity	$(114)		$(194)		$81

Effective portfolio duration (in years)	6.0		6.1		6.1
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	September 30, 2017		June 30, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,410	$517	$13,253	$502	$13,137	$408
States, municipalities and political subdivisions:
Tax-exempt	2,840	119	2,892	106	2,883	70
Taxable	1,252	104	1,249	102	1,231	101
Total states, municipalities and political subdivisions	4,092	223	4,141	208	4,114	171
Asset-backed:
RMBS	4,829	93	4,744	79	4,811	63
CMBS	1,777	38	1,822	41	1,894	20
Other ABS	943	10	942	8	909	3
Total asset-backed	7,549	141	7,508	128	7,614	86
U.S. Treasury and obligations of government-sponsored enterprises	86	(2)	86	(1)	68	7
Foreign government	445	6	449	11	445	10
Redeemable preferred stock	6	1	5	—	5	—
Total fixed maturity securities	25,588	886	25,442	848	25,383	682
Equities	64	7	64	7	57	3
Limited partnership investments	2,311	—	2,380	—	2,371	—
Other invested assets	42	—	42	—	36	—
Mortgage loans	618	—	570	—	519	—
Short term investments	1,412	1	1,235	—	1,233	1
Total investments	$30,035	$894	$29,733	$855	$29,599	$686

Net receivable/(payable) on investment activity	$(151)		$(164)		$53

Effective portfolio duration (in years)	4.4		4.4		4.6
Weighted average rating of fixed maturity securities	A		A-		A

Investment Summary - Life & Group Non-Core

	September 30, 2017		June 30, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$6,178	$1,102	$6,153	$1,058	$5,833	$839
States, municipalities and political subdivisions:
Tax-exempt	8,235	982	8,080	890	7,547	764
Taxable	1,629	289	1,605	267	1,579	245
Total states, municipalities and political subdivisions	9,864	1,271	9,685	1,157	9,126	1,009
Asset-backed:
RMBS	176	6	177	7	262	6
CMBS	123	4	130	4	146	4
Other ABS	118	4	119	3	116	—
Total asset-backed	417	14	426	14	524	10
U.S. Treasury and obligations of government-sponsored enterprises	29	2	29	3	25	3
Foreign government	—	—	—	—	—	—
Redeemable preferred stock	14	1	14	1	14	1
Total fixed maturity securities	16,502	2,390	16,307	2,233	15,522	1,862
Equities	65	4	54	3	53	1
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	104	—	76	—	72	—
Short term investments	41	—	98	—	174	—
Total investments	$16,712	$2,394	$16,535	$2,236	$15,821	$1,863

Net receivable/(payable) on investment activity	$37		$(30)		$28

Effective portfolio duration (in years)	8.6		8.7		8.7
Weighted average rating of fixed maturity securities	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2017	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$59	$1	$569	$50	$4,364	$456	$12,451	$1,016	$2,145	$96	$19,588	$1,619
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,019	100	5,795	579	4,074	387	152	20	35	15	11,075	1,101
Taxable	—	—	356	30	1,971	266	528	98	26	(1)	—	—	2,881	393
Total states, municipalities and political subdivisions	—	—	1,375	130	7,766	845	4,602	485	178	19	35	15	13,956	1,494
Asset-backed:
RMBS	4,222	43	24	1	23	—	77	(1)	38	1	621	55	5,005	99
CMBS	49	—	308	11	407	13	322	8	561	5	253	5	1,900	42
Other ABS	—	—	32	(3)	92	1	476	7	461	9	—	—	1,061	14
Total asset-backed	4,271	43	364	9	522	14	875	14	1,060	15	874	60	7,966	155
U.S. Treasury and obligations of government-sponsored enterprises	115	—	—	—	—	—	—	—	—	—	—	—	115	—
Foreign government	—	—	101	3	279	2	35	1	30	—	—	—	445	6
Redeemable preferred stock	—	—	—	—	—	—	—	1	11	1	9	—	20	2
Total fixed maturity securities	$4,386	$43	$1,899	$143	$9,136	$911	$9,876	$957	$13,730	$1,051	$3,063	$171	$42,090	$3,276

Percentage of total fixed maturity securities	10%		5%		22%		23%		33%		7%		100%

Components of Net Investment Income

	Consolidated
Periods ended September 30	Three Months		Nine Months
(In millions)	2017	2016	2017	2016
Taxable fixed maturities	$349	$354	$1,047	$1,048
Tax-exempt fixed maturities	106	103	320	304
Total fixed maturity securities	455	457	1,367	1,352
Limited partnership investments	51	65	157	97
Other, net of investment expense	3	2	5	12
Net investment income	$509	$524	$1,529	$1,461
Fixed maturity securities, after tax	$328	$326	$987	$973
Net investment income, after tax	363	371	1,096	1,048

Effective income yield for the fixed maturity securities portfolio, pretax	4.7%	4.8%	4.7%	4.8%
Effective income yield for the fixed maturity securities portfolio, after tax	3.4	3.4	3.4	3.4

	Property & Casualty and Corporate & Other Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2017	2016	2017	2016
Taxable fixed maturities	$237	$242	$706	$722
Tax-exempt fixed maturities	21	21	67	58
Total fixed maturity securities	258	263	773	780
Limited partnership investments	51	65	157	97
Other, net of investment expense	5	4	12	17
Net investment income	$314	$332	$942	$894
Fixed maturity securities, after tax	$174	$177	$526	$529
Net investment income, after tax	211	223	637	605

Effective income yield for the fixed maturity securities portfolio, pretax	4.2%	4.3%	4.2%	4.3%
Effective income yield for the fixed maturity securities portfolio, after tax	2.8	2.9	2.9	2.9

	Life & Group Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2017	2016	2017	2016
Taxable fixed maturities	$112	$112	$341	$326
Tax-exempt fixed maturities	85	82	253	246
Total fixed maturity securities	197	194	594	572
Limited partnership investments	—	—	—	—
Other, net of investment expense	(2)	(2)	(7)	(5)
Net investment income	$195	$192	$587	$567
Fixed maturity securities, after tax	$154	$149	$461	$444
Net investment income, after tax	152	148	459	443

Effective income yield for the fixed maturity securities portfolio, pretax	5.6%	5.7%	5.7%	5.7%
Effective income yield for the fixed maturity securities portfolio, after tax	4.4	4.4	4.4	4.4

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2017 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,229	$8,586	$1,442	$16,257	$3,417	$2,505	$22,179
Ceded	869	558	142	1,569	230	2,281	4,080
Net	5,360	8,028	1,300	14,688	3,187	224	18,099

Net incurred claim & claim adjustment expenses	357	611	200	1,168	256	2	1,426
Net claim & claim adjustment expense payments	(465)	(580)	(113)	(1,158)	(200)	(6)	(1,364)
Foreign currency translation adjustment and other	—	—	37	37	3	—	40

Claim & claim adjustment expense reserves, end of period
Net	5,252	8,059	1,424	14,735	3,246	220	18,201
Ceded	811	571	216	1,598	222	2,188	4,008
Gross	$6,063	$8,630	$1,640	$16,333	$3,468	$2,408	$22,209

Nine months ended September 30, 2017 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,149	$8,894	$1,328	$16,371	$3,358	$2,614	$22,343
Ceded	745	589	127	1,461	249	2,384	4,094
Net	5,404	8,305	1,201	14,910	3,109	230	18,249

Net incurred claim & claim adjustment expenses	1,141	1,470	444	3,055	744	4	3,803
Net claim & claim adjustment expense payments	(1,293)	(1,717)	(317)	(3,327)	(619)	(15)	(3,961)
Foreign currency translation adjustment and other	—	1	96	97	12	1	110

Claim & claim adjustment expense reserves, end of period
Net	5,252	8,059	1,424	14,735	3,246	220	18,201
Ceded	811	571	216	1,598	222	2,188	4,008
Gross	$6,063	$8,630	$1,640	$16,333	$3,468	$2,408	$22,209

Life & Group Non-Core Policyholder Reserves

September 30, 2017
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,566	$8,891	$11,457
Structured settlement annuities	550	—	550
Other	16	—	16
Total	3,132	8,891	12,023
Shadow adjustments	114	1,919	2,033
Ceded reserves	222	230	452
Total gross reserves	$3,468	$11,040	$14,508

December 31, 2016
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,426	$8,654	$11,080
Structured settlement annuities	565	—	565
Other	17	—	17
Total	3,008	8,654	11,662
Shadow adjustments	101	1,459	1,560
Ceded reserves	249	213	462
Total gross reserves	$3,358	$10,326	$13,684

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2016 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Net operating income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. Based on such analyses, the Company may recognize an other-than-temporary impairment (OTTI) loss on an investment security in accordance with its policy, or sell a security, which may produce realized gains and losses.

•
Net operating income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net realized investment gains or losses, ii) income or loss from discontinued operations and iii) any cumulative effects of changes in accounting guidance. The calculation of net operating income excludes net realized investment gains or losses because net realized investment gains or losses are largely discretionary, except for some losses related to OTTI, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors net operating income (loss) for each business segment to assess segment performance. Presentation of consolidated net operating income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies. While the Company generally does not invest in highly leveraged partnerships, there are risks inherent in limited partnership investments which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful